Exhibit 4.4

INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of the 12th day of May, 2000 by and among FibroGen, Inc., a Delaware corporation (the “Company”), and the purchasers of the Company’s Series E Preferred Stock (the “Series E Preferred”) listed on the signature pages hereto (the “Investors”).

RECITALS

WHEREAS, the Investors are parties to the Preferred Stock Purchase Agreement of even date herewith among the Company and the Investors (the “Purchase Agreement”), which provides that as a condition to the closing of the sale of shares of the Company’s Series E Preferred, this Agreement must be executed and delivered by the Investors and the Company;

WHEREAS, the Company wishes to provide a further inducement to the Investors to purchase the Series E Preferred pursuant to the Purchase Agreement; and

WHEREAS, the Company desires to grant, and the Investors desire to be granted, the rights created herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

1. Registration Rights. The Company covenants and agrees as follows:

1.1 Definitions. For purposes of this Section 1:

(a) The term “Act” means the Securities Act of 1933, as amended.

(b) The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) The term “Holder” means any person owning Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof and the Purchase Agreement.

(d) The term “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Act.

(e) The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

(f) The term “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in

1.

compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g) The term “Registrable Securities” means (1) the Common Stock issuable or issued upon conversion of the Company’s Series E Preferred, (2) any securities issued pursuant to Section 2.4(b) hereof, (3) the Additional Shares issued pursuant to Section 1.12 hereof, and (4) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (1), (2) and (3) above, excluding in all cases, however, any Registrable Securities sold by a person (x) in a transaction in which his rights under this Section 1 are not assigned, (y) pursuant to a registration statement that has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, or (z) in a transaction in which such Registrable Securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Act.

(h) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(i) The term “SEC” shall mean the Securities and Exchange Commission.

(j) The term “Significant Holder” shall mean the Holder of (1) shares of Registrable Securities having an aggregate original purchase price of at least $1,000,000, or (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (1) above.

(k) The term “Subsequent Series E Offering” shall have the meaning set forth in the Purchase Agreement.

1.2 Request for Registration.

(a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time eighteen (18) months after the date of this Agreement a written request from the Holders of fifty percent (50%) or more of the Registrable Securities then outstanding (the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of Registrable Securities, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use best efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 1.2(a).

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in this Section 1.2(b). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company); provided, that if the registration statement relates to the Company’s Initial Offering, then underwriter or underwriters shall be selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Holders).

(c) Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require (i) a limitation of the number of securities underwritten or (ii) the exclusion of all or any portion of the Registrable Securities in the Initial Offering, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting, if any, shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of (x) Registrable Securities held by all such Holders (including the Initiating Holders) and (y) securities of the Company held by other holders that have the right as of the date hereof (or hereafter pursuant to Section 1.12 hereof) to require the Company to register securities on a registration statement filed pursuant to this Section 1.2; provided, that no Registrable Securities (or securities referred to in clause (y) above) shall be excluded unless and until all other securities of the Company, including securities issued for the account of the Company, have been excluded, and provided further that, if a Registration Statement filed pursuant to this Section 1.2 relates to the Initial Offering, then Registrable Securities may be excluded from the offering hereunder before any securities issued for the account of the Company. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(d) The Company shall not be required to effect a registration pursuant to this Section 1.2:

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

(ii) after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective (not including any registration in which more than 50% of the Registrable Securities that Holders request to be registered pursuant to Section 1.2(a) are excluded from such registration pursuant to Section 1.2(c)) ; or

(iii) during the period starting with the date ninety (90) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iv) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

(v) if the Company shall furnish to Holders requesting a registration pursuant to this Section 1.2, a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12)-month period and provided further, that the Company shall not register any other of its shares during such ninety (90) day period; or

(vi) if the Company has already effected any registration statement for the Holders within the six (6) month period preceding the date of such request.

1.3 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its capital stock under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form (including Form S-4 and Form S-8) that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.3(c), use its best efforts to cause a registration statement to become effective, which includes all of the Registrable Securities that each such Holder has requested to be registered.

(b) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

(c) In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company. If (1) the total amount of securities requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering or (2) solely in the case of the Initial Offering, if the underwriters determine that inclusion of the Registrable Securities will materially jeopardize the success of the Initial Offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, if any, that the underwriters determine in their sole discretion will not materially jeopardize the success of the offering. The securities included in such registration shall be apportioned pro rata among the selling Holders and other security holders that have the right as of the date hereof (or hereafter pursuant to Section 1.12 hereof) to require registration of their shares in a registration statement under this Section 1.3, according to the total amount of securities entitled to be included therein owned by each selling Holder and other holder or in such other proportions as shall mutually be agreed to by such selling Holders and other holders; provided, that no Registrable Securities (and securities of the Company held by other holders that have rights as of the date hereof or acquired hereafter pursuant to Section 1.12 hereof) shall be excluded until all Common Stock held by other stockholders, directors, officers and employees of the Company have been excluded, but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the Initial Offering of the Company’s securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

1.4 Form S-3 Registration. In case the Company shall receive from the Holders of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) use best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.4:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $2,000,000;

(iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; and provided further, that the Company shall not register any other of its shares during such 90 day period;

(iv) if the Company has already effected any registration statement for the Investors within the six (6) month period preceding the date of such request, or two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.4; or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business, where not otherwise required, or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Sections 1.2.

1.5 Obligations of the Company.

Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders (i) a draft copy of the registration statement, and (ii) such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) use best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, where not otherwise required, or to file a general consent to service of process in any such states or jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of (i) the issuance of any stop order by the SEC in respect of such registration statement, or (ii) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) if the Registrable Securities are being sold through underwriters, furnish, upon the request of the Holders of a majority of the Registrable Securities requesting registration, on the date that such Registrable Securities are delivered to the underwriters for sale, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters.

(h) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; provided that in the case of a registration effected pursuant to Section 1.2 above, which registration constitutes the Initial Offering, the Registrable Securities shall be listed on a national securities exchange or the NASDAQ National Market System; and

(i) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

1.6 Information from Holder.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

1.7 Expenses of Registration.

All expenses (other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4 and the fees and disbursements of counsel for the selling Holders), including (without limitation) all registration, filing and qualification fees (including Blue Sky fees), printers’ and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2, provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 or 1.4.

1.8 Delay of Registration.

No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.9 Indemnification.

In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, the partners or officers, directors and stockholders of each Holder, legal counsel, investment advisors and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter, within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission Or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, partner, officer, director, stockholder, counsel, accountant, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b) To the extent permitted by law, each selling Holder, on a several and not joint basis, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities

(joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection 1.9(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection 1.9(b) exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.9 of actual knowledge of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party shall promptly assume the defense of the indemnified party with counsel reasonably satisfactory to the indemnified party, and the fees and expenses of such counsel shall be at the sole cost and expense of the indemnifying party. The indemnified party will cooperate with the indemnifying party in the defense of any action, proceeding, or investigation for which the indemnified party assumes the defense. Notwithstanding the foregoing, the indemnified party shall have the right to employ separate counsel in any such action, proceeding, or investigation and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed promptly to assume the defense of such action, proceeding, or investigation and employ counsel reasonably satisfactory to the indemnified party, or (iii) in the reasonable judgment of the indemnified party there may be one or more defenses available to the indemnified party which are not available to the indemnifying party with respect to such action, claim, or proceeding due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, in which case the indemnifying party shall not have the right to assume the defense of such action, proceeding, or investigation on behalf of the indemnified party. The indemnifying party shall not be liable for the settlement by the indemnified party of any action, proceeding, or investigation effected without its consent, which consent shall not be unreasonably withheld. The indemnifying party shall not enter into any settlement in any action, suit, or proceeding to which the indemnified party is a party, unless such settlement includes a general release of the indemnified party with no payment by the indemnified party of consideration. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

(d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no person guilty of fraud shall be entitled to contribution. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party. In no event shall any contribution under this subsection 1.9(d) exceed the net proceeds from the offering received by such Holder, less any amounts paid under subsection 1.9(b).

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.10 Reports Under Securities Exchange Act of 1934.

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the Initial Offering; or

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

1.11 Assignment of Registration Rights.

The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, affiliate, parent, partner, limited partner, retired partner or stockholder of a Holder, (ii) is a Holder’s immediate family member (spouse or child) or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least 250,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and provided further that the Company shall have no obligation to any transferee prior to receiving such notification of transfer; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

1.12 Limitations on Subsequent Registration Rights.

From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of fifty percent (50%) of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Sections 1.2 or 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities. Notwithstanding the foregoing, the Company may grant rights to include securities in any registration filed under Sections 1.2, 1.3 and 1.4 hereof to holders of shares of capital stock of equal priority to that of the Series E Preferred with an aggregate purchase price of up to $20,000,000 (the Additional Shares”), without such affirmative vote of holders of the Series E Preferred.

1.13 “Market Stand-Off’ Agreement.

Each Holder hereby agrees that it will not, without the prior written consent of the Company and the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 1.13 shall apply only to the Initial Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers and directors and greater than five percent (5%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Company’s initial public offering are intended third party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Notwithstanding the foregoing, nothing in this Section 1.13 shall prevent the undersigned from making a transfer of any Common Stock that was listed on a national stock exchange or traded on Nasdaq at the time it was acquired by the Holder or was acquired by the undersigned pursuant to Rule 144A of the Act, including any shares acquired in the Company’s initial public offering.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

1.14 Termination of Registration Rights.

No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the Initial Offering or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period in compliance with Rule 144 of the Act.

2. Covenants of the Company.

2.1 Delivery of Financial Statements.

(a) The Company shall deliver to each Significant Holder as soon as practicable after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by independent public accountants of nationally recognized standing selected by the Company, and an unqualified (except for contingent liabilities) certified audit report from the Company’s auditors.

(b) The Company shall deliver to each Significant Holder

(i) as soon as practicable after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(ii) as soon as practicable after approval by the Board of Directors, a budget for the next fiscal year, including balance sheets, income statements and, as soon as prepared, any other budgets or revised budgets prepared by the Company and approved by the Board of Directors; and

(iii) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as such Significant Holder may from time to time reasonably request.

(c) Together with the financial statements called for in Section 2.1(a) and (b), the Company shall deliver an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustments and other reasonable qualifiers.

2.2 Inspection.

The Company shall permit each Significant Holder at such Significant Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

2.3 Right of First Offer.

(a) Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, Investor includes any partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate, so long as such apportionment does not cause the loss of the exemption under Section 4(2) of the Act or any similar exemption under applicable state securities laws in connection with such sale of shares by the Company.

(b) Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its capital stock (the “Shares”), the Company shall give written notice (the “Notice”) to the Investors at least thirty (30) days before the closing of any such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer, including, without limitation (i) the number of such Shares to be offered, and (ii) the price and terms upon which it proposes to offer such

Shares, including voting powers and preferences. Each of the Investors shall have an option for a period of twenty (20) calendar days after receipt of the Notice, to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series E Preferred then held, by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all outstanding convertible and exercisable securities). Each Investor may exercise its option by notifying the Company within twenty (20) calendar days after receipt of the Notice of the number of securities its elects to purchase. Payment for the offered Shares shall be made by check or wire transfer against delivery of the offered Shares at a place and time specified in the Notice, but in no event later than forty five (45) days after delivery of the Notice. If all Shares that Investors are entitled to obtain pursuant to this section are not elected to be obtained by the Investors, the Company may, during the one hundred twenty (120) day period following the expiration of the twenty (20) day option period provided herein, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such one hundred twenty (120) day period, or if such agreement is not consummated within one hundred twenty (120) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

(c) The right of first offer in this Section 2.3 shall not be applicable to bona fide options (and the shares issuable upon exercise thereof) issued to employees, directors and consultants of the Corporation pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Corporation, (ii) shares issued in connection with the exercise of convertible securities outstanding as of the date of the first sale of Series E Preferred, (iii) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (iv) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships provided such issuances are for other than primarily equity financing purposes, provided that in cases of issuances pursuant to clauses (iii) and (iv) such issuances shall have been approved by a majority of the Board of Directors, (v) the issuance of shares of Series E Preferred Stock in the Subsequent Offering (as defined in the Purchase Agreement), or (vi) the Company’s Initial Offering.

2.4 Reserved Share Pool; Additional Private Offering Purchase Option.

(a) The Company shall give written notice to each Investor as soon as practicable, but in no event later than thirty (30) days, before the filing of the Company’s first registration statement with the Securities and Exchange Commission for resale of its securities. Upon a request made by Investors holding a majority of the shares of Series E Preferred Stock after the filing of the Company’s first registration statement, the Company shall request that the managing underwriters of the Company’s Initial Offering establish a directed share program (the “Program”) in connection with the Initial Offering covering at least 10% of the shares (or such lesser percentage as may be required by the National Association of Securities Dealers (the “NASD”) and applicable regulatory authorities) offered in the Initial Offering (the “Program

Shares”). The Company shall use its best efforts to cause the managing underwriters to (i) give priority to the holders of Series E Preferred Stock with respect to the Program Shares in allocating the shares available for purchase in the Program so that the percentage of the total number of shares included in the Initial Offering made available to the holders of Series E Preferred Stock in the Program equals the percentage of outstanding common shares on a fully diluted basis represented by the Series E Preferred Stock immediately prior to the closing of the Initial Offering and (ii) to implement the Program so that the holders of Series E Preferred Stock, pro rata in accordance with their relative holdings of Series E Preferred Stock, have the option, but not the obligation, to purchase all or any portion of the Program Shares made available to them in clause (i) above at the Initial Offering price.

(b) If the rights provided to the holders of Series E Preferred Stock under this section shall not be enforceable by them for any reason, then the holders of Series E Preferred Stock shall have the option, but not the obligation, to purchase, and the Company hereby agrees to sell, the number of shares of common stock that such Investors would have otherwise been able to purchase under Section 2.4(a) above in a private offering which shall close immediately prior to the consummation of the Initial Offering at the public offering price less a reasonable illiquidity discount to be determined by the parties in good faith, the percentage of which discount shall not exceed the percentage underwriters’ discount for the Initial Offering. The timing and conditions of such private placement shall be as reasonably determined by the Investors holding a majority of the Series E Preferred. Stock. The Company shall take all actions and execute and file all documents and instruments reasonably necessary to effectuate the private placement referred to in this Section 2.4(b). The securities issued to the Investors in such private placement shall be deemed to be Registrable Securities, as such term is defined herein, and shall be subject to the rights and obligations provided to such securities herein.

(c) Notwithstanding anything herein to the contrary, the rights provided to the holders of Series E Preferred Stock under this Section 2.4 shall not be enforceable by them (a) to the extent they are found to be materially inconsistent with the regulations and policies of the SEC, the NASD or other regulatory authority as in effect at the time of the Initial Offering, (b) would on the basis of SEC staff comments prevent the registration statement for the Initial Offering from being declared effective, (c) to the extent the managing underwriters determine that the exercise of such rights could materially adversely effect the offering price in the Initial Offering or (d) if inclusion of such Program Shares or the consummation of such concurrent private offering could have the effect of causing the Initial Offering to fail to constitute a bona fide good faith public distribution of the Initial Offering shares.

(d) The rights of the Investors granted by the Company in this Section 2.4 have been bargained for as part of the investing practices of such Investors, and have not been sought by them or granted by the Company in contemplation of the Initial Offering to made within any determined period of time (if ever made), but as an extension of the rights of first refusal granted to the Investors pursuant to Section 2.3 above that would otherwise expire upon and not apply to the Initial Offering. Each Investor may assign its rights under this Section 2.4 to an affiliate of such Investor, a partner if such Investor is an investment fund, or to a beneficiary if such Investor is a trust.

2.5 Termination of Certain Covenants.

The covenants set forth in this Section 2 (other than those in Section 2.4 above, which apply upon an Initial Offering and shall terminate thereafter) shall terminate and be of no further force or effect following the consummation of the sale of securities pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

2.6 Notice of Litigation.

So long as any Holder shall hold any shares of Series E Preferred Stock, the Company shall provide notice to the Holders promptly upon the filing of any material action, suit or proceeding.

2.7 Corporate Existence, Licenses and Permits; Maintenance of Properties.

So long as any Holder shall hold any Series E Preferred Stock, the Company will at all times use commercially reasonable efforts to do or cause to be done all things necessary to maintain, preserve and renew its existence as a corporation organized under the laws of a state of the United States of America, preserve and keep in force and effect, and cause each of its subsidiaries to apply for on a timely basis, all licenses and permits necessary and material to the conduct of the business of the Company and its consolidated subsidiaries, taken as a whole, and to maintain and keep, and cause each of its subsidiaries to maintain and keep, its and their respective material properties in good repair, working order and condition (except for normal wear and tear), and from time to time to make all needful and proper repairs, renewals and replacements, including, without limitation, all trade name and trademark registration renewals, in each case so that any business material to the Company carried on in connection therewith may be properly conducted.

2.8 No Investment Company.

The Company shall not become an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. In the event the Company breaches the foregoing, the Company shall forthwith notify the Investors and shall take immediate corrective action to remedy such breach.

3. Miscellaneous.

3.1 Successors and Assigns.

Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2 Governing Law.

This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

3.3 Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. From and after the date of this Agreement, the Company may allow additional Investors in the Subsequent Series E Offering and investors in any other offering approved by the holders of Series E Preferred in accordance with the Certificate of Designation or allowable thereunder to become parties hereto by execution of the signature page by the Company and the new Investors.

3.4 Titles and Subtitles.

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices.

Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

3.6 Expenses.

If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7 Entire Agreement; Amendments and Waivers.

This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of no less than a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities and the Company. Notwithstanding the

foregoing, any amendment of Section 1.13 shall require the consent of each Holder which is a registered investment company.

3.8 Severability.

If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.9 Aggregation of Stock.

All shares of Registrable Securities held or acquired by entities advised by the same investment adviser and affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.10 Amendment and Restatement.

Effective upon the Closing under the Purchase Agreement (as defined therein), the Initial Agreement shall be amended and restated in its entirety as set forth herein.

*        *        *

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

Franklin California Growth Fund

By:	/s/ David P. Goss
David P. Goss Vice President

	Address:	777 Mariners Island Blvd. San Mateo, CA 94404

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

Franklin Biotechnology Discovery Fund

By:	/s/ David P. Goss
David P. Goss Vice President

	Address:	777 Mariners Island Blvd. San Mateo, CA 94404

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	IDS Life Series Fund, Inc., – Equity Portfolio

/s/ [Illegible Signature]

	Address:	c/o American Express Financial Corporation 733 Marquette Avenue Minneapolis Minnesota 55402

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	AXP Strategy Aggressive Fund

/s/ [Illegible Signature]

	Address:	c/o American Express Financial Corporation 733 Marquette Avenue Minneapolis Minnesota 55402

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	AXP Strategy Aggressive Fund – Strategic Aggressive Fund

/s/ [Illegible Signature]

	Address:	c/o American Express Financial Corporation 733 Marquette Avenue Minneapolis Minnesota 55402

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Marc Pentopoulos
Marc Pentopoulos
EGM Medical Technology Fund LP

	Address:	1 Embarcadero Center, Suite 2410 SF CA 94111

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Marc Pentopoulos
Marc Pentopoulos
EGM Medical Technology Offshore Funds

	Address:	1 Embarcadero Center, Suite 2410 SF CA 94111

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Thomas M. Vertin
Thomas M. Vertin

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ T. Craig Benson
T. Craig Benson

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	Lakeside Capital Group LLC
/s/ John S. Hemmingsen
John S. Hemmingsen

	Address:	912 Riverside Circle Post Falls, ID 83854

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ John C. Dilts JQ
John C. Dilts JQ

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Ronald E. Clark

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Ira Hall

Ira Hall

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Lee Hall

Lee Hall

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Kenneth Jay Hall
Kenneth Hall
/s/ Ellen Hall
Ellen Hall

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ James A. Silverman

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Marilyn & Richard Snyder

Marilyn & Richard Snyder

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Christine M. Cunningham
Christine M. Cunningham

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Steven J. Silverman
Steven J. Silverman

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Richard B. Silverman

Richard B. Silverman

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ James A. Silverman
James A. Silverman Risk/Reward Capital Mgt. FBO Katherine Burdon

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Kenneth Sheiffer
Kenneth Sheiffer

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	The Johnson Living Trust

/s/Peter Johnson, Trustee

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Sharlett Okylle
SHARLETT OKYLE

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Peter Suzman
Peter Suzman

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Erin M. Doran
Erin M. Doran

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Antonio Marziale, Managing Director
Antonio Marziale, Managing Director

Heptagon Investments Ltd.

	Address:	5, Rue Cesar Soulie 1206 Nyon (Switzerland)

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Antonio Marziale, Attorney in Fact
Antonio Marziale, Attorney in Fact

Financiera e Inversionista Xana S.A.

	Address:	c/o Banco di Lugano Lugano (Switzerland)

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Scott T. Jagodzinksi
Scott T. Jagodzinski

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Damian Topousis

Damian Topousis

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Henry A. Cousineau III
Henry A. Cousineau III

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Paul D. Norell
Paul D. Norell

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Jeanne Capria

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Peter Lecy
Peter Lecy

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	Financiera e Inversionista Xana S.A.
By:	Antonio Marziale, Attorney in Fact

/s/ Antonio Marziale, Attorney in Fact
c/o Banco di Lugano Piazzetta San Carlo
	Address:	6900 Lugano, Switzerland Attn: Mr. Roberto Pini

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

Bio Fund Ventures II Ky

By:	/s/ Kalevi Kurkijarvi
Kalevi Kurkijarvi, Chairman & CEO

(Bio Fund Management Oy as General Partner)

	Address:	Mikonkatu 4 00100 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

Thomproperties Oy

By:	/s/ Juha Jounki
Juha Jounki, Partner

	Address:	Italahoen Kotu 15-17 00210 Helsinki, Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

Dreadnought Finance 04

By:	/s/ Juha Jounki
Juha Jounki

	Address:	Italahoenkatu 15-17 00210 Helsinki, Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Ulf Rosenlof
Ulf Rosenlof

Concordia Investor IKb

	Address:	c/o Concordia Capital Ab Eteläesplanadi 22A Fin – 00130 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Ulf Rosenlof
Ulf Rosenlof

Concordia Investor II Kb

	Address:	c/o Concordia Capital Ab Eteläesplanadi 22A Fin – 00130 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Aki Prihti
Aki Prihti

Concordia Capital Ab on behalf of Mehimas Oy

	Address:	Eteläesplanadi 22A Fin – 00130 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Aki Prihti
Aki Prihti

Concordia Capital Ab on behalf of Servisen Holding AB

	Address:	Eteläesplanadi 22A Fin- 00130 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Aki Prihti
Aki Prihti

Concordia Capital Ab on behalf of Eriksson Capital Ab

	Address:	Eteläesplanadi 22A Fin – 00130 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Aki Prihti
Aki Prihti

Concordia Capital Ab on behalf of Aktiebolaget Svenpab

	Address:	Eteläesplanadi 22A Fin – 00130 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Aki Prihti
Aki Prihti

Concordia Capital Ab on behalf of Piccolomini Oy

	Address:	Eteläesplanadi 22A Fin – 00130 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Aki Prihti
Aki Prihti

Concordia Capital Ab on behalf of OyLipmed Ab

	Address:	Eteläesplanadi 22A Fin – 00130 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Aki Prihti
Aki Prihti

Concordia Capital Ab on behalf of Oy Vivipharma Ab

	Address:	Eteläesplanadi 22A Fin – 00130 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Aki Prihti
Aki Prihti

Concordia Capital Ab on behalf of Ndlovu Ab

	Address:	Eteläesplanadi 22A Fin – 00130 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Aki Prihti
Aki Prihti

Concordia Capital Ab

	Address:	Eteläesplanadi 22A Fin – 00130 Helsinki Finland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Clifford J. Steer

Clifford J. Steer

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Randolph C. Steer

Randolph C. Steer

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/David W. Wynne
David W. Wynne

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Michael S. Tankel
Michael S. Tankel

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Susan Kingsolving
Susan Kingsolving

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/C. Knox Massey, Jr.

C. Knox Massey, Jr.

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Wirt L. Davis II
Wirt Davis II

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/E. Carwile LeRoy
E. Carwil LeRoy

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Robert J. Finegan

Robert J. Finegan

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	LSMFJ Partners
/s/Mike Salivas - Partner

	Address:	5970 Berkshire Lane, Suite 1300 Dallas TX 75225

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Diana H. Adams

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Joseph Rile

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Robert E. Howard IV Ttee
Howard Children’s 1998 Trust

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Dan G. Howard Ttee
Howard Family Trust

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

Frederick C. Goggans Family Partnership

By:	/s/ Frederick C. Goggans
Frederick C. Goggans

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Barbara B. Kaiser

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ A.J. Brune, III
A.J. Brune, III

Chief Financial Officer and Executive Vice President

	Address:	300 N. Marienfeld, Suite 1100 Midland, Texas 79701

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Cyril Wagner, Jr.
Cyril Wagner, Jr.
Managing Partner Wagner Family Partnership VI

	Address:	300 N. Marienfeld, Suite 1100 Midland, Texas 79701

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Alex Gross
Alex Gross

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Gerardo LeGorreta
Gerardo LeGorreta

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/John J. Mark

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Carols Vizcaino

	Address:	Tiro al Pichon 269 Louvas de Bezares Mexico DF 11901 Mexico

* *

Francisco Martinelli Bermudez Secretary & Director Metro Gobal SA

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

CBG COMPAGNIE BANCAIRE GENEVE

By:	/s/ P.A. Pesenti Th. Mory
Ass. Vice President Ass. Vice President

	Address:	Avenue de Rumine 20
CH-1005 Lausanne
Switzerland

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Mr. Jorge CASO BERCHT

Address:

/s/ Diego Vignuda
Diego Vignuda

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Thomas F. Kearns Jr.
Thomas F. Kearns Jr.

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/ Frank Deford

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

CITY NATIONAL BANK TTEE F.B.O. PM&S / STEER

By:	/s/ John F.F. Billings
John F.F. Billings
Trust Officer

	Address:	225 Broadway St. #500
S.D. CA 92101

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

CITY NATIONAL BANK TTEE F.B.O. PM&S / STEER

By:	/s/John F.F. Billings
John F.F. Billings
Trust Officer

	Address:	225 Broadway St. #500
S.D. CA 92101

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/F.S. Reding
F.S Reding

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Mitsuru Hamaishi
Mitsuru Hamaishi
President

	Address:	6-3, Kanda Kajiojo 3-Ohome
Ohiyoda-Ku, Tokyo 101 Japan
Phone 03(3252)4591

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Isao Nishimura
ISAO NISHIMURA, President
Asahi Life Capital No.3 Investment Enterprice Partnership

	Address:	7-3, Nishi-Shinjuku 1-Chome
Shinjuku-ku, Tokyo 163-8611 JAPAN

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Masahiro Taguchi
MASAHIRO TAGUCHI, President

Sankyo Sekiyu Limited

	Address:	U.T. Building 8 Fr. 1-5-13
Hirakawa-cho, Chiyoda-ku
Tokyo, Japan 102-0093

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

Kogin Investment (3iBJ) No. 2 Fund

By:	/s/Hajime Yosano
Hajime Yosano, President

IBJ Investment, ltd., Managing Kumiai-in

	Address:	12-2 Gobancho, Chiyoda,-ku,
Tokyo, Japan

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

Orix Fund No. 4

By:	/s/Tsutomu Matsuzaki
Tsutomu Matsuzaki, President, ORIX Capital Corporation
(Orix Fund No. 4)

	Address:	TOC Osaki Bldg., 8F, 1-6-1 Osaki, Shinagawa-ku, Tokyo 141-0032

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

Life Science Venture Fund

By:	/s/Tadashi Matsumoto
TADASHI MATSUMOTO, President & CEO

ReqMed Company, Ltd.

	Address:	1-18-12 Mohino 2H Machida-City, Tokyo 194-0022

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/S.C Hong
President S.C. Hong

Chiatung Venture Capital Corporation

	Address:	10F., 261, Sung-Chiang Rd., Taipei Taiwan.

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Howard V. O’Connell
Howard V. O’Connell

Address:

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/Lin, Yseng-Cheng
Lin, Yseng-Cheng

Chung Shan venture capital corporation

	Address:	25F-2 NO.31 Hai-Pien Road Kaohsiung, Taiwan, R.O.C.

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard South San Francisco, CA 94080 650-866-7200 (phone) 650-866-7202 (fax)

INVESTORS:

By:	/s/S.C. Hong
President S.C. Hong

Huitung Investment (BVI) Limited

	Address:	10F., 261, Sung-Chiang Rd., Taipei Taiwan.

[SIGNATURE PAGE TO FIRST AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT]

FIBROGEN, INC.

CONSENT AND WAIVER OF RIGHTS UNDER

SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, In connection with the Series F Preferred Stock Financing of Fibrogen, Inc. (the “Company”), the Company wishes to issue shares of Series F Preferred Stock of the Company and to grant registration rights to the purchasers of the Company’s Series F Preferred Stock (the “Series F Preferred”) by entering into the Series F Investor Rights Agreement to be dated as of the date of the first closing of the Series F Preferred Stock Financing, a copy of which is attached hereto as Exhibit A, and to amend the Investors’ Rights Agreement dated May 12, 2000 between the Company and the Series E Preferred stockholders (the “Investors’ Rights Agreement”) to place the holders of Series E Preferred on par with holders of Series F Preferred with respect to registration rights;

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock the Company holds a right of first offer with respect to future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement;

WHEREAS, Pursuant to Section 3.7 of the Investors’ Rights Agreement, the Investors’ Rights Agreement may be amended, and the right of first offer thereunder may be waived, by holders of a no less than a majority of the Registrable Securities outstanding;

WHEREAS, Under Section 1.12 of the Investors’ Rights Agreement, the consent of holders of fifty percent (50%) of the Registrable Securities is required to grant rights to demand registration rights or rights to include securities in registrations in any registration filed under Section 1.2 or 1.3 of the Investors’ Rights Agreement.

NOW, THEREFORE, the undersigned Holder agrees as follows:

1. Waiver. Holder hereby waives its rights pursuant to Section 2.3 of the Investors Rights Agreement with regard to the issuance of up to 25,718,961 shares of Series F Preferred.

2. Consent and Amendment. Holder hereby consents to the grant of registration rights to purchasers of Series F Preferred Stock of the Company under the Series F Investors’ Rights Agreement, including the inclusion of the Series E Preferred Stock in the definition of Registrable Securities under the Series F Investors’ Rights Agreement, and to the amendment of the Investors Rights Agreement to conform to the registration rights set forth in the Series F Investors Rights Agreement, including the inclusion of the Series F Preferred Stock in the definition of Registrable Securities.

3. Definitions. All terms not defined in this Consent and Waiver have the same meaning as set forth in the Investors’ Rights Agreement.

[THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

1

[THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

HOLDER:

VCFA HOLDINGS HI, LLC

By: Venture Capital Fund America III, Inc., its managing member

By:	/s/ Brett D. Byers

Brett D. Byers
Name

Managing Director
Title

Dated: December 21, 2004

[SIGNATURE PAGE TO CONSENT AND WAIVER OF RIGHTS UNDER

SERIES E INVESTORS’ RIGHTS AGREEMENT]

2.

HOLDER:

VCFA HOLDINGS III, LLC

By: Venture Capital Fund of America III, Inc.

By:	/s/ Brett D. Byers

Brett D. Byers
Name

Managing Director
Title

Dated: December 14, 2004

[SIGNATURE PAGE TO CONSENT AND WAIVER OF RIGHTS UNDER

SERIES E INVESTORS’ RIGHTS AGREEMENT]

FIBROGEN, INC.

CONSENT AND WAIVER OF RIGHTS UNDER

SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, In connection with the Series F Preferred Stock Financing of Fibrogen, Inc. (the “Company”), the Company wishes to issue shares of Series F Preferred Stock of the Company and to grant registration rights to the purchasers of the Company’s Series F Preferred Stock (the “Series F Preferred”) by entering into the Series F Investor Rights Agreement to be dated as of the date of the first closing of the Series F Preferred Stock Financing, a copy of which is attached hereto as Exhibit A, and to amend the Investors’ Rights Agreement dated May 12, 2000 between the Company and the Series E Preferred stockholders (the “Investors’ Rights Agreement”) to place the holders of Series E Preferred on par with holders of Series F Preferred with respect to registration rights;

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock the Company holds a right of first offer with respect to future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement;

WHEREAS, Pursuant to Section 3.7 of the Investors’ Rights Agreement, the Investors’ Rights Agreement may be amended, and the right of first offer thereunder may be waived, by holders of a no less than a majority of the Registrable Securities outstanding;

WHEREAS, Under Section 1.12 of the Investors’ Rights Agreement, the consent of holders of fifty percent (50%) of the Registrable Securities is required to grant rights to demand registration rights or rights to include securities in registrations in any registration filed under Section 1.2 or 1.3 of the Investors’ Rights Agreement.

NOW, THEREFORE, the undersigned Holder agrees as follows:

1. Waiver. Holder hereby waives its rights pursuant to Section 2.3 of the Investors Rights Agreement with regard to the issuance of up to 25,718,961 shares of Series F Preferred.

2. Consent and Amendment. Holder hereby consents to the grant of registration rights to purchasers of Series F Preferred Stock of the Company under the Series F Investors’ Rights Agreement, including the inclusion of the Series E Preferred Stock in the definition of Registrable Securities under the Series F Investors’ Rights Agreement, and to the amendment of the Investors Rights Agreement to conform to the registration rights set forth in the Series F Investors Rights Agreement, including the inclusion of the Series F Preferred Stock in the definition of Registrable Securities.

3. Definitions. All terms not defined in this Consent and Waiver have the same meaning as set forth in the Investors’ Rights Agreement.

[THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

1

IN WITNESS WHEREOF, the undersigned stockholders of Fibrogen, Inc. have executed this Written Consent in counterparts as of the date first set forth above and direct that this Written Consent be filed with the minutes of the proceedings of the stockholders of the Company.

VCFA HOLDINGS III, LLC

By: Venture Capital Fund of America III, Inc., its managing member

By:	/s/ Brett D. Byers

Name:	Brett D. Byers
Title:	Managing Director

List of Exhibits:

Exhibit A—Series F Certificate of Designation

[SIGNATURE PAGE TO WRITTEN CONSENT OF SERIES E

STOCKHOLDERS OF FIBROGEN, INC.]

FIBROGEN, INC.

CONSENT AND WAIVER OF RIGHTS UNDER

SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, In connection with the Series F Preferred Stock Financing of Fibrogen, Inc. (the “Company”), the Company wishes to issue shares of Series F Preferred Stock of the Company and to grant registration rights to the purchasers of the Company’s Series F Preferred Stock (the “Series F Preferred”) by entering into the Series F Investor Rights Agreement to be dated as of the date of the first closing of the Series F Preferred Stock Financing, a copy of which is attached hereto as Exhibit A, and to amend the Investors’ Rights Agreement dated May 12, 2000 between the Company and the Series E Preferred stockholders (the “Investors’ Rights Agreement”) to place the holders of Series E Preferred on par with holders of Series F Preferred with respect to registration rights;

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock the Company holds a right of first offer with respect to future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement;

WHEREAS, Pursuant to Section 3.7 of the Investors’ Rights Agreement, the Investors’ Rights Agreement may be amended, and the right of first offer thereunder may be waived, by holders of a no less than a majority of the Registrable Securities outstanding;

WHEREAS, Under Section 1.12 of the Investors’ Rights Agreement, the consent of holders of fifty percent (50%) of the Registrable Securities is required to grant rights to demand registration rights or rights to include securities in registrations in any registration filed under Section 1.2 or 1.3 of the Investors’ Rights Agreement.

NOW, THEREFORE, the undersigned Holder agrees as follows:

1. Waiver. Holder hereby waives its rights pursuant to Section 2.3 of the Investors Rights Agreement with regard to the issuance of up to 25,718,961 shares of Series F Preferred.

2. Consent and Amendment. Holder hereby consents to the grant of registration rights to purchasers of Series F Preferred Stock of the Company under the Series F Investors’ Rights Agreement, including the inclusion of the Series E Preferred Stock in the definition of Registrable Securities under the Series F Investors’ Rights Agreement, and to the amendment of the Investors Rights Agreement to conform to the registration rights set forth in the Series F Investors Rights Agreement, including the inclusion of the Series F Preferred Stock in the definition of Registrable Securities.

3. Definitions. All terms not defined in this Consent and Waiver have the same meaning as set forth in the Investors’ Rights Agreement.

[THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

1

HOLDER:

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By:	Evan McCulloch

Evan McCulloch
Name

Vice President
Title

Dated: December     , 2004

[SIGNATURE PAGE TO CONSENT AND WAIVER OF RIGHTS UNDER

SERIES E INVESTORS’ RIGHTS AGREEMENT]

2

HOLDER:

FRANKLIN FLEX CAP GROWTH FUND

By:	Evan McCulloch

Evan McCulloch
Name

Vice President
Title

Dated: December 23, 2004

[SIGNATURE PAGE TO CONSENT AND WAIVER OF RIGHTS UNDER

SERIES E INVESTORS’ RIGHTS AGREEMENT]

2

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 5th, Sept, 2005

HOLDER:

Number of Series E Shares Held: 17400 Shares

Name: Oy Lipmed Ab (As it appears on Stock Certificate)

By:	/s/ Styrbjorn Sumelius

Mr. Styrbjorn Sumelius
Name

Man. Dir.
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: Aug 23, 2005

HOLDER:

Number of Series E Shares Held: 5600

Name: Risk/Reward Capital FBO Katherine Burdon (As it appears on Stock Certificate)

By:	/s/ [Illegible Signature]

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 31 August, 2005

HOLDER:

Number of Series E Shares Held: 5600

Name: Johnson Living Trust—U/T/A 24 February 1999 (As it appears on Stock Certificate)

By:	/s/ Peter Johnson

Peter Johnson
Name

Trustee
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 9/1, 2005

HOLDER:

Number of Series E Shares Held: 5,567

Name: Joanne Capria (As it appears on Stock Certificate)

By:	/s/ Joanne Capria

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September, 1, 2005

HOLDER:

Number of Series E Shares Held: class e - 42’710 -

Name:                             (As it appears on Stock Certificate)

By:	/s/ T. Mory /s/ L. Roten

T. Mory L. Roten
Name

Vice Pres Ass. Vice Pres.
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 24, 2005

HOLDER:

Number of Series E Shares Held: 111,360

Name: Ronald E & Sandra L. Clark, JT. (As it appears on Stock Certificate)

By:	/s/ Ronald E. Clark	/s/ Sandra L. Clark

Ronald E. Clark	Sandra L. Clark
Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 29 August, 2005

HOLDER:

Number of Series E Shares Held: 4,223

Name: Gerardo Legorreta (As it appears on Stock Certificate)

By:	/s/ Gerardo Legorreta

Gerardo Legorreta
Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 23 August, 2005

HOLDER:

Number of Series E Shares Held: 5220

Name: Concordia Capital Ab (As it appears on Stock Certificate)

By:	/s/ [Illegible Signature]

[Illegible Name]
Name

President
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 23 August, 2005

HOLDER:

Number of Series E Shares Held: 26100

Name: Concordia Finance Oy (As it appears on Stock Certificate)

By:	/s/ [Illegible Signature]

[Illegible Name]
Name

President
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 9/26, 2005

HOLDER:

Number of Series E Shares Held: 33,407

Name: Henry A. Cousineau III (As it appears on Stock Certificate)

By:	/s/ Henry A. Cousineau III

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 26, 2005

HOLDER:

Number of Series E Shares Held: 3,793

Name: Wirt Davis II (As it appears on Stock Certificate)

By:	/s/ Wirt Davis II

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 5, 2005

HOLDER:

Number of Series E Shares Held: 55,679

Name: Asahi Life Capital No. 3 Investment Enterprise Partnership (As it appears on Stock Certificate)

By:	/s/ Sadao Suzuki

Sadao Suzuki
Name

President, Asahi Life Capital its Executive Partner
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22, 2005

HOLDER:

Number of Series E Shares Held: 111,360

Name: Dreadnought Finance Oy (As it appears on Stock Certificate)

By:	/s/ Juna Jouhki

Juna Jouhki
Name

Chairman of the Board
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 9/6, 2005

HOLDER:

Number of Series E Shares Held: 20817

Name: Robert J. Finegan (As it appears on Stock Certificate)

By:	/s/ Robert J. Finegan

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: Aug 22, 2005

HOLDER:

Number of Series E Shares Held: All

Name: Lakeside Capital Group (As it appears on Stock Certificate)

By:	/s/ John J. Hemmingson

John Hemmingson
Name

Managing Partner
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: Sept. 4, 2005

HOLDER:

Number of Series E Shares Held: 10,430

Name: /s/ Mark Gold /s/ Janice Gold (As it appears on Stock Certificate)

By:	Mark & Janice Gold

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 8/20, 2005

HOLDER:

Number of Series E Shares Held: 948

Name: Alex Gross (As it appears on Stock Certificate)

By:	/s/ Alex Gross

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated:                 , 2005

HOLDER:

Number of Series E Shares Held:

Name:                                                          (As it appears on Stock Certificate)

By:	/s/ Kenneth Jay Hall /s/ Ellen Hall

Kenneth Jay Hall Ellen Hall
Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 21, 2005

HOLDER:

Number of Series E Shares Held: 2,227,171 Series E

Name: Hare & Co. FBO Franklin California Growth Fund #180 (As it appears on Stock Certificate)

By:	/s/ David P. Goss

David P. Goss
Name

Vice President & Assist. Secretary-Franklin Flex-Cap Growth Fund (formerly Franklin California Growth Fund)

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 9-19, 2005

HOLDER:

Number of Series E Shares Held: 8,533

Name: Howard Childrens Trust (As it appears on Stock Certificate)

By:	/s/ Robert E. Howard

Robert E. Howard
Name

TTEE
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 9-19, 2005

HOLDER:

Number of Series E Shares Held: 8,534

Name: Howard Family Trust (As it appears on Stock Certificate)

By:	Dana K. Howard

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 9/1, 2005

HOLDER:

Number of Series E Shares Held: 44,543

Name: Scott T. Jagudzinski (As it appears on Stock Certificate)

By:	/s/ Scott T. Jagudzinski

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated:                                              , 2005

HOLDER:

Number of Series E Shares Held:

Name: T. Craig Benson (As it appears on Stock Certificate)

By:	/s/ T. Craig Benson

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 7th September, 2005

HOLDER:

Number of Series E Shares Held: 844721

Name: Bio Fund Ventures II L.P. (As it appears on Stock Certificate)

By:	/s/ Kalevi Kurkijärvi

Kalevi Kurkijärvi
Name

General Partner
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: Sept 14, 2005

HOLDER:

Number of Series E Shares Held: 6,352 pref E

Name: Susan Kingsolver (As it appears on Stock Certificate)

By:	/s/ Susan Kingsolver

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 25, 2005

HOLDER:

Number of Series E Shares Held: 2111

Name: Barbara Kaiser (As it appears on Stock Certificate)

By:

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated:                     , 2005

HOLDER:

Number of Series E Shares Held:

Name: VCFA Holdings III, LLC (As it appears on Stock Certificate)

By:	/s/ Brett D. Byers

Brett D. Byers
Name

Managing Director of the Managing Member of Holder
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 8/25, 2005

HOLDER:

Number of Series E Shares Held:

Name: Thomas Vertin (As it appears on Stock Certificate)

By:	/s/ Thomas Vertin

Thomas Vertin
Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 9/7, 2005

HOLDER:

Number of Series E Shares Held: 17400

Name: Ndlova Ab (As it appears on Stock Certificate)

By:	/s/ Folke Husell

Folke Husell
Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 23, 2005

HOLDER:

Number of Series E Shares Held: 5,600

Name: Sharlett O’Kyle (As it appears on Stock Certificate)

By:	/s/ Sharlett O’Kyle

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 24, 2005

HOLDER:

Number of Series E Shares Held: 9,733

Name: Washington Research Foundation (As it appears on Stock Certificate)

By:	/s/ Beth G. Etscheid

Beth G. Etscheid
Name

Director of Licensing
Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: Aug 23, 2005

HOLDER:

Number of Series E Shares Held: 21,117

Name: Joseph P Riccardo (As it appears on Stock Certificate)

By:	/s/ Joseph P Riccardo

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 08/28/, 2005

HOLDER:

Number of Series E Shares Held: 23,705

Name: Clifford J. Steer (As it appears on Stock Certificate)

By:	/s/ Clifford J. Steer

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 8-22, 2005

HOLDER:

Number of Series E Shares Held: 10,004

Name: Michal Salinaro (As it appears on Stock Certificate)

By:	/s/ Michal Salinaro

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 8/27, 2005

HOLDER:

Number of Series E Shares Held: 5600

Name: Kenneth Sheiffe (As it appears on Stock Certificate)

By:	/s/ Kenneth Sheiffe

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: 08/24, 2005

HOLDER:

Number of Series E Shares Held: 47,410

Name: Randolph Steer (As it appears on Stock Certificate)

By:	/s/ Randolph Steer

Randolph Steer
Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: Aug 22, 2005

HOLDER:

Number of Series E Shares Held: 20,000

Name: James Silverman (As it appears on Stock Certificate)

By:	/s/ James Silverman

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: Aug 26, 2005

HOLDER:

Number of Series E Shares Held: 16,500

Name: Richard B Silverman (As it appears on Stock Certificate)

By:	/s/ Richard B Silverman

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: Aug 26, 2005

HOLDER:

Number of Series E Shares Held: 5,600

Name: Steven J Silverman (As it appears on Stock Certificate)

By:	/s/ Steven J Silverman

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 25, 2005

HOLDER:

Number of Series E Shares Held:

Name: C. Knox Massey, Jr. (As it appears on Stock Certificate)

By:	/s/ C. Knox Massey, Jr.

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22nd, 2005

HOLDER:

Number of Series E Shares Held: 1000

Name: Christopher McCampbell (As it appears on Stock Certificate)

By:	/s/ Christopher McCampbell

Name

Title

CONSENT TO AMENDMENT

OF SERIES E INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series E Preferred Stock of Fibrogen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated May 12, 2000 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22, 2005

HOLDER:

Number of Series E Shares Held: 222.720

Name: Thominvest Oy (As it appears on Stock Certificate)

By:	/s/ Juha Jounki

Juha Jounki
Name

President
Title